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Gabelli Capital Asset Fund
--------------------------------

[PHOTO OMITTED]

Mario J. Gabelli, C.F.A
Portfolio Manager

Objective: Growth of capital. Current income is a secondary objective

Portfolio: Primarily common and preferred stocks and other securities representing the right to acquire common stocks

Inception: May 1, 1995

Net Assets at December 31, 2002: $158,830,615

Q:    How did the Fund perform in second half and full year 2002?

A: For the six months ended December 31, 2002, the Gabelli Capital Asset Fund's total return fell 5.84%.(1) The S&P 500 Index(2) and Russell 2000 Index(3) declined 10.30% and 16.56%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. For the year ended December 31, 2002, the Fund's total return declined 14.31% versus declines of 22.10% and 20.50% for the S&P 500 Index and Russell 2000 Index, respectively.

      For the five-year period ended December 31, 2002, the Fund's total return averaged 4.42% annually, versus average annual declines of 0.58% and 1.36% for the S&P 500 Index and Russell 2000 Indices, respectively. Since its inception on May 1, 1995 through December 31, 2002, the Fund had a cumulative total return of 112.96%, which equates to an average annual total return of 10.35%.

Q:    What factors affected the Fund's performance in 2002?

A: The economy roared out of the recession with a 5.8% Gross Domestic Product
(GDP)(4) gain in the first quarter of 2002. What followed was a year characterized by scandals: Enron -- the biggest bankruptcy in history (later trumped by WorldCom), the uncovering of accounting scandals, the demise of Arthur Andersen, as well as New York State Attorney General Eliot Spitzer's attempts to eliminate the conflicts of interest between banking and research by aggressively pursuing the large investment houses and the Grubmans and Blodgets of the world. While on the subject, let us not forget Tyco's Kozlowski's alleged personal tax avoidance schemes or the travails of Martha Stewart's alleged insider trading in ImClone stock. These traumas weighed heavily on the overall market. Anxiety about the vitality of our capital system spread to Securities and Exchange Commission (SEC) Chairman Harvey Pitt who was pressured to resign allegedly in part because of his support of William Webster, who then also elected to withdraw his nomination.

    These announcements spooked investors. The events surfaced during a period of stalled earnings. In the same manner that the U.S. stock market boom encouraged optimism about the boundless opportunities for earnings and sales growth, any hint of wrongdoing was an excuse to ratchet down positive forecasts. The loss of investor confidence was at odds with the economic recovery that reflected a solid, if frustratingly slow, path to recovery. Consumer spending and confidence continued to hold up well. Individuals took advantage of low interest rates to buy or refinance their homes and to purchase automobiles. Beginning with the surprise 0.5% rate cut in January of 2001, Federal Reserve Chairman Alan Greenspan made plain his intention to help the consumer sustain the economy until capital spending could resume to fuel a more lasting recovery. Today, we are more optimistic that capital spending -- this second leg of the recovery -- will resume in 2003.

Q:    What is your outlook for 2003?

A: The Federal Communications Commission (FCC) is preparing to phase out rules that require the former "Baby Bells" to rent their networks to rivals at low mandated prices, thereby subsidizing competition. FCC Chairman Michael Powell believes that real competition can only come from those who own their own networks. He also is committed to ensuring that surviving telecommunications carriers will have the ability to generate good returns and cash flow to invest in new services. One goal of the Bush Administration and Powell's FCC is the proliferation of broadband. As the next economic cycle develops, we believe demand for telephony will again grow at a multiple of GDP, as it had for the prior two decades.

    Elsewhere, we believe the limitations on cross ownership of media assets will be lifted or eliminated. Merger

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) Gross Domestic Product (GDP) measures the value of goods and services produced in an economy.


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and acquisition activity will resume along with capital spending once companies begin to believe they are in a position of strength, and that spending is necessary to grow and compete. The government must encourage Research and Development to spur capital spending in conductivity and connectivity. As was the case at Vivendi, where management is putting Cegetel and SFR together, one favorable outcome is that the slowdown in wireless and wireline will end up energizing transactions. In the utilities industry, the 1992 Utilities Act encouraged the unbundling of generation and transmission lines. While this eventually led to the abuses at Enron, the Act creates the framework for transactions to occur.

      Clearly, WorldCom and Adelphia created an air pocket for valuations. They also presented a delay in the catalyst for change. We do feel that the signal lights go from yellow to green in the spring of 2003. More TV stations owners will consolidate. A result of some of the recent mergers -- for example, Nestle buying Ralston -- is that a slew of new product introductions will require awareness. Bottom line, we anticipate a very good advertising market going forward.

      In the mid 70's, we originated and focused a valuation methodology based on Private Market Value (PMV). The baseline was at what price would an industrialist be willing to pay for the assets of a given company and why? The next level below the PMV of a company is the price leveraged buyout (LBO) groups will pay, slightly less than a synergistic corporate buyer because of the lack of ability to eliminate redundancy. The prices of small companies do not have any room to go down. Indeed, managements want to own and families want to sell. Unfortunately, as was the case in 1992, you cannot get financing. Banks are not lending. Whereas years ago, banks would lend at six times cash flow, today banks are absent from the equation at two times cash flow, while stocks trade at five times cash flow. The result is that the next part of the consolidation process will be by the corporate buyer -- for example, HSBC acquiring Household. There are also a number of green lights including FASB 142 in accounting that create an incredible stimulus for transactions.

      While the U.S. stock market still has the overhang of the potential war with Iraq and the burden of higher oil prices, there are some bright spots. One silver lining in the aftermath of accounting fraud and corporate scandals is increased transparency and higher quality in earnings and cash flow. Corporate America has been tagged with quality of earning concerns and has responded by promising to include more detailed information about profitability in the future. Companies that used to smooth quarterly earnings with accounting contrivances are pressured to take a more conservative approach to reporting. This overdue clarity and transparency will be good for investors. The Sarbanes-Oxley Act, requiring chief executives to personally certify their financial statements, will work to focus managements' attention on the connection between their job to create wealth for shareholders and the need for shareholders to understand what management is doing.

      Our national priority is to get the economy stimulated. From a fiscal policy standpoint, the end goal for this Administration is to get Bush re-elected. In order to do this, the economy must start to improve by year-end 2003. Forty-three has learned from Forty-one. The Administration and Congress have proposed plans to stimulate growth. While not yet in final form, the plans include accelerating income tax rates that were approved two years ago, extending unemployment benefits, providing rebate checks to middle class parents, eliminating the tax on dividends for individuals, providing a tax incentive to spur capital investment by small and medium size businesses, and increasing spending on infrastructure. There are a number of silver bullets that will result in giving the consumer money to spend which should stimulate the economy. The trial balloons launched in December 2002 resulted in more aggressive proposals for stimulus from the President's economic package. By addressing the taxability of dividends, it has helped the psychology of the U.S. stock market. In addition, the acceleration in the timing of the earlier tax cuts and perhaps a holiday in social security tax should encourage consumers to increase spending.

      From a business standpoint, we need to jump start capital spending. Investment tax credits and the elimination of double taxation of dividends are powerful tools that will hopefully be approved. Meanwhile, the overriding drag on the economy is the price of oil. A price of $25 or more per barrel presents a challenge to consumption. Until action is taken to reduce consumption and alter habits, the high price of oil is like a pickpocket in Times Square, stealing the opportunity from consumers and businesses to reinvigorate the economy.

      We believe the U.S. economy will gain strength as the year progresses. The real wild card is war with Iraq. Whatever the outcome of this uncertainty, we believe the stimulative monetary and fiscal policy combined with the strong productivity of the past few years will help lift company profits. Businesses have cut costs dramatically, pared excess capacity and inventories and should be able to increase profits with any pickup in demand.


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Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

      American Express Co., one of the most widely recognized brands around the world, is focused on increasingly cross-selling financial products and services to its customers. The company consists of three segments: its Travel Related Services business, which contributes approximately 80% of revenues, provides charge cards, credit cards, travelers cheques, and travel services to corporations and consumers; American Express Financial Advisors, which contributes approximately 17% of revenues, provides investment advisory services and financial products such as mutual funds, insurance, and annuities; finally, American Express Bank, which accounts for approximately 3% of revenues, offers banking services to other financial institutions, wholesale banking for corporations, and private banking for high net worth individuals. The company's long-term goal is to deliver revenue growth of at least 8% and earnings per share (EPS) growth between 12% and 15%.

      Cablevision Systems Corp. is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art cable television services, professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves 3 million cable customers in the most important cable TV market -- New York. Cablevision also owns and operates New York City's famed Madison Square Garden (MSG), which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. MSG operates Radio City Entertainment and holds a long-term lease for Radio City Music Hall, home of the world-famous Rockettes. In addition, Cablevision's Rainbow Media unit owns high-growth cable networks, including AMC, Women's Entertainment, IFC, and several Fox Regional Sports Networks.

      DQE Inc. is a consolidation play whose stock price fell sharply in the second quarter when the company came to market with a very large equity offering. DQE is the holding company for the electric utility in Pittsburgh called Duquesne Light. The company sold off nearly all of its power plants when the state of Pennsylvania moved toward utility deregulation a few years ago. DQE's back-to-basics strategy involves divesting non-utility businesses. DQE has an agreement to sell off its water utility business and plans to use the proceeds to pay down debt. DQE closed on the sale of its propane business in December 2002. The company is surrounded by several utilities that are much larger and we think that its relatively low stock price makes it an attractive takeover target.

      Gaylord Entertainment Co. is a diversified company operating principally in two segments: hospitality and media. The company's hospitality group consists of an interrelated group of businesses including the Opryland Hotel Nashville, the Inn at Opryland, the General Jackson (an entertainment showboat), and other related assets. The media group consists primarily of the Grand Ole Opry, the Ryman Auditorium, the Wildhorse Saloon, and three Nashville radio stations. Gaylord's management team is focusing on unlocking shareholder value. They have recently opened a new hotel, the Gaylord Palms, in Orlando, FL and are constructing a third in Grapevine, TX. The company recently announced the sale of Acuff-Rose Music Publishing to Sony for $157 million and the sale of its stake in the Opry Mills mall for $30 million, allowing Gaylord to finance the completion of the Texas hotel.

      Kellogg Co., a producer of cereal and convenience foods, completed its largest acquisition in company history in March 2001 with the purchase of Keebler Foods Company. Keebler is the number two cookie and cracker producer in the United States. Along with Keebler's top brands, Kellogg acquired their direct store door (DSD) delivery system, which is now being utilized for its own snack brands. Kellogg remains focused on the integration of Keebler and has placed a renewed emphasis on profitable sales growth and cash flow. Kellogg's other food brands include Special K, Rice Krispies, Pop-Tarts, Nutri-Grain, Eggo, Cheez-It, Carr's, Morningstar Farms, Famous Amos and Kashi.

      Liberty Corp. is a television broadcasting company headquartered in Greenville, S.C. Liberty's Cosmos Broadcasting owns and operates fifteen network affiliated television stations mainly in the Southeast and Midwest. Eight stations are affiliated with NBC, five with ABC and two with CBS. These stations serve more than four million households and include three stations that were purchased in December 2000 from Civic Communications for $204 million. In November 2000, Liberty completed the sale of its insurance operations to Royal Bank of Canada for $648 million. The company is now debt-free and focused on its broadcasting operations.

      McClatchy Co., headquartered in Sacramento, California, is a leading newspaper publisher. The company publishes 11 daily and 13 non-daily newspapers with daily circulation of 1.4 million and Sunday circulation of 1.9 million. McClatchy operates in four geographic clusters: California (representing 34% of revenue), Minnesota (representing 34% of


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revenue), the Carolinas (representing 16% of revenue), and the Northwest
(representing 15% of revenue). The company's publications include: The Sacramento Bee, the Star Tribune, The News & Observer, The News Tribune, and the Anchorage Daily News.

      SPS Technologies Inc. is a leading manufacturer of fasteners, superalloys and magnetic materials for the aerospace, automotive and industrial markets. The Precision Fasteners and Components group produces high strength fasteners for the aerospace, automotive and machinery markets. The Specialty Materials and Alloys group makes superalloys for the aerospace and industrial gas turbine markets and the Magnetic Products group produces magnetic materials used in automotive, electronics and other specialty applications. SPS has made roughly 20 acquisitions since 1996 and has positioned the nearly $1 billion company to be a strategic global supplier in the consolidating fastener industry. We believe the company will continue to use its strong cash flow to augment internal revenue and earnings growth with acquisitions.

      NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund Profile
---------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                       FOR PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

1 Year .............................................................    (14.31)%
3 Year .............................................................     (2.47)%
5 Years ............................................................      4.42%
Since Inception (5/1/95) ...........................................     10.35%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares.

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line chart in the printed material.]

                    The Gabelli Capital
                       Asset Fund                      S&P 500 Index
                       ----------                      -------------
 5/95                    10000                            10000
12/95                    10840                            12178
12/96                    12034                            14974
12/97                    17159                            19969
12/98                    19168                            25708
12/99                    22965                            31114
12/00                    24242                            28283
12/01                    24863                            24920
12/02                    21305                            19415

To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in the Gabelli Capital Asset Fund and in the S&P 500 Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 2002

                                                                Percentage of
                                                                    Total
      Company                                                    Net Assets
--------------------------------------------------------------------------------
 1    Cablevision Systems Corp., Cl. A                             4.48%
--------------------------------------------------------------------------------
 2    Media General Inc., Cl. A                                    2.98%
--------------------------------------------------------------------------------
 3    Rollins Inc.                                                 2.69%
--------------------------------------------------------------------------------
 4    American Express Co.                                         1.89%
--------------------------------------------------------------------------------
 5    Liberty Media Corp., Cl. A                                   1.76%
--------------------------------------------------------------------------------
 6    PepsiAmericas Inc.                                           1.72%
--------------------------------------------------------------------------------
 7    Diageo plc                                                   1.52%
--------------------------------------------------------------------------------
 8    Gaylord Entertainment Co.                                    1.50%
--------------------------------------------------------------------------------
 9    Telephone & Data System Inc.                                 1.45%
--------------------------------------------------------------------------------
10    Kellogg Co.                                                  1.40%
--------------------------------------------------------------------------------


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Gabelli Capital Asset Fund
--------------------------------

Portfolio of Investments
December 31, 2002

                                                                       Market
Shares                                                  Cost            Value
--------------------------------------------------------------------------------
Agriculture -- 1.2%
  148,000  Archer-Daniels-Midland Co.             $  1,767,684     $  1,835,200
--------------------------------------------------------------------------------
Automotive -- 0.1%
    5,000  General Motors Corp.                        215,450          184,300
--------------------------------------------------------------------------------
Automotive: Parts and Accessories -- 4.1%
   11,000  BorgWarner Inc.                             548,038          554,620
   30,500  CLARCOR Inc.                                577,929          984,235
  120,000  Dana Corp.                                2,379,632        1,411,200
   95,000  GenCorp Inc.                                884,960          752,400
   70,000  Modine Manufacturing Co.                  2,358,591        1,237,600
   68,000  Scheib (Earl) Inc.+                         426,621          163,200
   52,000  Standard Motor Products Inc.              1,110,650          676,000
    8,000  Superior Industries
             International Inc.                        208,557          330,880
   45,000  Tenneco Automotive Inc.+                    330,020          181,800
   34,000  TransPro Inc.+                              215,363          190,400
                                                  ------------     ------------
                                                     9,040,361        6,482,335
--------------------------------------------------------------------------------
Aviation: Parts and Services -- 2.8%
   12,000  AAR Corp.                                   165,509           61,800
   29,000  Barnes Group Inc.                           573,038          590,150
   10,662  Curtiss-Wright Corp., Cl. B                 531,959          664,243
  100,000  Fairchild Corp., Cl. A+                     668,037          496,000
   50,000  Kaman Corp., Cl. A                          652,719          550,000
   24,000  Moog Inc., Cl. A+                           429,917          744,960
   30,000  Sequa Corp., Cl. A+                       1,048,824        1,173,300
    3,000  Sequa Corp., Cl. B+                         194,600          134,250
                                                  ------------     ------------
                                                     4,264,603        4,414,703
--------------------------------------------------------------------------------
Broadcasting -- 5.3%
    9,000  Clear Channel
             Communications Inc.+                      361,503          335,610
   35,000  Fisher Communications Inc.                2,158,783        1,845,200
  130,000  Granite Broadcasting Corp.+                 811,711          266,500
  215,000  Gray Television Inc.                      2,247,808        2,096,250
   52,000  Grupo Televisa SA, ADR+                   1,949,217        1,452,360
    6,000  Hearst-Argyle Television
             Inc.+                                     148,149          144,660
   50,000  Liberty Corp.                             2,401,567        1,940,000
   40,000  Paxson Communications
             Corp.+                                    385,178           82,400
   15,000  Young Broadcasting Inc.,
             Cl. A+                                    306,150          197,550
                                                  ------------     ------------
                                                    10,770,066        8,360,530
--------------------------------------------------------------------------------
Building and Construction -- 0.6%
   20,000  Nortek Holdings Inc.+                       444,347          915,000
--------------------------------------------------------------------------------
Business Services -- 0.9%
   85,000  Cendant Corp.+                            1,145,322          890,800
   71,000  Nashua Corp.+                               620,403          623,380
                                                  ------------     ------------
                                                     1,765,725        1,514,180
--------------------------------------------------------------------------------
Cable -- 5.5%
    5,000  Adelphia Communications
             Corp., Cl. A+                               5,250              425
  425,000  Cablevision Systems Corp.,
             Cl. A+                                  6,606,893        7,114,500
   63,082  Comcast Corp., Cl. A+                     2,131,749        1,486,843
   80,000  UnitedGlobalCom Inc.,
             Cl. A+                                    432,979          192,000
                                                  ------------     ------------
                                                     9,176,871        8,793,768
--------------------------------------------------------------------------------
Communications Equipment -- 0.8%
  255,000  Corning Inc.+                             2,133,952          844,050
   75,000  Lucent Technologies Inc.+                   359,333           94,500
   25,000  Motorola Inc.                               349,783          216,250
   65,000  Nortel Networks Corp.+                      337,500          104,650
                                                  ------------     ------------
                                                     3,180,568        1,259,450
--------------------------------------------------------------------------------
Computer Software and Services -- 0.5%
   85,000  EMC Corp.+                                1,253,226          521,900
  175,000  Xanser Corp.+                               601,980          276,500
                                                  ------------     ------------
                                                     1,855,206          798,400
--------------------------------------------------------------------------------
Consumer Products -- 3.3%
    5,000  Alberto-Culver Co., Cl. B                   219,478          252,000
    5,000  Coca-Cola Co.                               257,132          219,100
    1,000  Fortune Brands Inc.                          36,750           46,510
   50,000  Gallaher Group plc, ADR                   1,110,924        1,960,000
   20,000  Gillette Co.                                608,496          607,200
   34,000  National Presto Industries
             Inc.                                    1,193,725          998,920
   12,000  Procter & Gamble Co.                        762,584        1,031,280
   50,000  Weider Nutrition
             International Inc.+                       112,870           72,500
    5,000  Wolverine World Wide Inc.                    75,650           75,550
                                                  ------------     ------------
                                                     4,377,609        5,263,060
--------------------------------------------------------------------------------
Consumer Services -- 3.3%
  167,900  Rollins Inc.                              3,124,735        4,273,055
   40,000  USA Interactive Inc.+                       308,750          916,800
                                                  ------------     ------------
                                                     3,433,485        5,189,855
--------------------------------------------------------------------------------
Diversified Industrial -- 4.8%
    5,000  Acuity Brands Inc.                           80,860           67,700
   43,000  Ampco-Pittsburgh Corp.                      673,519          522,880
   34,000  Baldor Electric Co.                         722,890          671,500
   50,000  Cooper Industries Ltd., Cl. A             2,353,353        1,822,500
   10,000  Crane Co.                                   230,859          199,300
   50,000  GATX Corp.                                1,527,573        1,141,000
    8,000  Greif Bros. Corp., Cl. A                    236,219          190,400
   13,500  Harbor Global Co. Ltd.                       62,725           91,800
   10,000  Honeywell International Inc.                207,700          240,000
   70,200  Katy Industries Inc.+                       964,145          241,488
   70,000  Myers Industries Inc.                       655,098          749,000

                See accompanying notes to financial statements.


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                                                                       Market
Shares                                                  Cost            Value
--------------------------------------------------------------------------------
Diversified Industrial -- 4.8% (continued)
   70,000  Sensient Technologies Corp.            $  1,321,921     $  1,572,900
   25,000  WHX Corp.+                                  207,249           61,250
                                                  ------------     ------------
                                                     9,244,111        7,571,718
--------------------------------------------------------------------------------
Electronics -- 1.5%
   40,842  Agere Systems Inc., Cl. B+                  104,019           57,179
   70,000  Texas Instruments Inc.                    1,848,834        1,050,700
   75,000  Thomas & Betts Corp.+                     1,375,461        1,267,500
                                                  ------------     ------------
                                                     3,328,314        2,375,379
--------------------------------------------------------------------------------
Energy and Utilities -- 4.7%
   16,369  ConocoPhillips                              973,243          792,096
   10,000  Devon Energy Corp.                          466,131          459,000
   50,000  DQE Inc.                                    771,498          762,000
  100,000  El Paso Corp.                             1,561,629          696,000
  110,000  El Paso Electric Co.+                       988,418        1,210,000
   12,000  Exxon Mobil Corp.                           389,579          419,280
    4,666  Florida Public Utilities Co.                 55,292           69,290
   30,000  Kerr-McGee Corp.                          1,616,051        1,329,000
   25,000  Mirant Corp.+                               267,548           47,250
   60,000  Northeast Utilities                       1,151,948          910,200
   17,000  Progress Energy Inc., CVO+                    7,800            2,720
   10,000  SEMCO Energy Inc.                            96,767           61,000
   31,000  Southwest Gas Corp.                         755,588          726,950
                                                  ------------     ------------
                                                     9,101,492        7,484,786
--------------------------------------------------------------------------------
Entertainment -- 8.5%
  100,000  AOL Time Warner Inc.+                     1,828,068        1,310,000
  135,000  Disney (Walt) Co.                         2,937,284        2,201,850
   30,000  Dover Motorsports Inc.                      204,692          139,500
   60,000  Fox Entertainment Group
             Inc., Cl. A+                            1,472,986        1,555,800
    6,000  GC Companies Inc.+                           12,120            1,080
  150,000  Gemstar-TV Guide
             International Inc.+                     1,155,200          487,500
  312,000  Liberty Media Corp., Cl. A+               1,367,414        2,789,280
   90,000  Metro-Goldwyn-Mayer Inc.+                 1,325,513        1,170,000
   20,000  Topps Co. Inc.+                             178,265          174,000
   50,000  Viacom Inc., Cl. A+                         906,108        2,040,500
   95,000  Vivendi Universal SA, ADR                 2,254,934        1,526,650
   20,000  World Wrestling
             Entertainment Inc.+                       269,112          161,000
                                                  ------------     ------------
                                                    13,911,696       13,557,160
--------------------------------------------------------------------------------
Environmental Services -- 0.7%
   30,000  Allied Waste Industries Inc.+               335,147          300,000
   13,000  Catalytica Energy Systems
             Inc.+                                     112,102           35,880
   32,000  Waste Management Inc.                       540,201          733,440
                                                  ------------     ------------
                                                       987,450        1,069,320
--------------------------------------------------------------------------------
Equipment and Supplies -- 6.4%
   38,000  AMETEK Inc.                                 765,217        1,462,620
   20,000  Baldwin Technology Co.
             Inc., Cl. A+                               51,196            8,800
   38,000  Belden Inc.                                 720,471          578,360
    7,000  CIRCOR International Inc.                    73,502          111,300
   68,000  CTS Corp.                                   911,495          527,000
   16,000  Cuno Inc.+                                  315,438          529,920
   21,000  Eastern Co.                                 326,937          231,420
  180,000  Fedders Corp.                               938,213          509,400
   50,000  Flowserve Corp.+                            681,979          739,500
   22,000  Franklin Electric Co. Inc.                  383,201        1,056,220
   40,000  GrafTech International Ltd.+                604,101          238,400
   32,000  IDEX Corp.                                  898,699        1,046,400
    2,000  Imagistics International Inc.+               40,500           40,000
   50,000  Navistar International Corp.+             1,105,656        1,215,500
   48,500  SPS Technologies Inc.+                    2,019,328        1,151,875
   50,000  Watts Industries Inc., Cl. A                696,470          787,000
                                                  ------------     ------------
                                                    10,532,403       10,233,715
--------------------------------------------------------------------------------
Financial Services -- 4.6%
    8,000  Allstate Corp.                              269,291          295,920
   85,000  American Express Co.                      2,929,931        3,004,750
   78,000  Argonaut Group Inc.                       2,099,235        1,150,500
   10,000  Bank of New York Co. Inc.                   332,387          239,600
   15,000  BKF Capital Group Inc.+                     388,458          264,750
   13,000  Deutsche Bank AG, ADR                       797,893          590,590
  100,000  J Net Enterprises Inc.+                     475,661           75,000
   47,000  Midland Co.                                 339,667          893,000
   23,000  Wachovia Corp.                              662,113          838,120
                                                  ------------     ------------
                                                     8,294,636        7,352,230
--------------------------------------------------------------------------------
Food and Beverage -- 10.2%
   31,000  Brown-Forman Corp., Cl. A                 1,634,411        2,077,000
   35,000  Campbell Soup Co.                           938,291          821,450
   60,000  Corn Products International
             Inc.                                    1,491,142        1,807,800
   49,029  Del Monte Foods Co.+                        435,737          377,523
   55,000  Diageo plc, ADR                           2,099,518        2,409,000
   42,500  Flowers Foods Inc.                          652,225          829,175
    2,000  General Mills Inc.                           61,800           93,900
   65,000  Heinz (H.J.) Co.                          2,500,167        2,136,550
   65,000  Kellogg Co.                               1,782,608        2,227,550
  203,000  PepsiAmericas Inc.                        2,787,681        2,726,290
   21,218  Tootsie Roll Industries Inc.                351,024          650,968
   80,000  Twinlab Corp.+                              321,705            8,000
                                                  ------------     ------------
                                                    15,056,309       16,165,206
--------------------------------------------------------------------------------
Health Care -- 0.3%
    3,000  Abbott Laboratories                          94,200          120,000
    4,000  Invitrogen Corp.+                           193,283          125,160

                See accompanying notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------------

Portfolio of Investments
December 31, 2002

                                                                       Market
Shares                                                  Cost            Value
--------------------------------------------------------------------------------
Health Care -- 0.3% (continued)
   15,100  IVAX Corp.+                            $    170,630     $    183,163
    3,000  Pfizer Inc.                                 101,680           91,710
                                                  ------------     ------------
                                                       559,793          520,033
--------------------------------------------------------------------------------
Hotels and Gaming -- 3.4%
   60,000  Aztar Corp.+                                318,951          856,800
   30,000  Boca Resorts Inc., Cl. A+                   348,858          321,000
   21,000  Dover Downs Gaming &
             Entertainment Inc.                        255,808          190,890
  116,000  Gaylord Entertainment Co.+                3,154,088        2,389,600
  130,000  Hilton Hotels Corp.                       1,047,118        1,652,300
                                                  ------------     ------------
                                                     5,124,823        5,410,590
--------------------------------------------------------------------------------
Paper and Forest Products -- 0.8%
   15,000  MeadWestvaco Corp.                          376,706          370,650
   40,000  Pactiv Corp.+                               370,929          874,400
                                                  ------------     ------------
                                                       747,635        1,245,050
--------------------------------------------------------------------------------
Publishing -- 7.0%
    5,000  Knight-Ridder Inc.                          331,460          316,250
   20,000  Lee Enterprises Inc.                        520,156          670,400
   22,000  McClatchy Co., Cl. A                        637,731        1,248,060
   79,000  Media General Inc., Cl. A                 3,505,303        4,736,050
    8,000  Meredith Corp.                              171,362          328,880
  150,000  Penton Media Inc.+                          584,841          102,000
  300,000  PRIMEDIA Inc.+                            1,480,810          618,000
   24,000  Pulitzer Inc.                               799,187        1,078,800
   61,000  Reader's Digest Association
             Inc.                                    1,075,956          921,100
    5,000  Scripps (E.W.) Co., Cl. A                   377,750          384,750
   78,000  Thomas Nelson Inc.+                         887,216          781,560
                                                  ------------     ------------
                                                    10,371,772       11,185,850
--------------------------------------------------------------------------------
Real Estate -- 0.9%
   40,000  Catellus Development
             Corp.+                                    555,790          794,000
   40,000  Griffin Land & Nurseries
             Inc.+                                     563,663          579,600
                                                  ------------     ------------
                                                     1,119,453        1,373,600
--------------------------------------------------------------------------------
Retail -- 1.3%
   15,000  Aaron Rents Inc., Cl. A                     281,332          343,500
   15,000  Blockbuster Inc., Cl. A                     202,222          183,750
   12,000  Ingles Markets Inc., Cl. A                  150,950          141,228
   55,000  Lillian Vernon Corp.                        809,167          225,500
   40,000  Neiman Marcus Group Inc.,
             Cl. A+                                  1,277,935        1,215,600
                                                  ------------     ------------
                                                     2,721,606        2,109,578
--------------------------------------------------------------------------------
Satellite -- 0.5%
   80,000  General Motors Corp.,
             Cl. H+                                  1,833,320          856,000
--------------------------------------------------------------------------------
Specialty Chemicals -- 3.2%
   40,000  Ferro Corp.                                 813,581          977,200
    8,000  Fuller (H.B.) Co.                           219,916          207,040
   36,000  Great Lakes Chemical Corp.                1,064,651          859,680
    2,000  Hawkins Inc.                                 15,000           17,980
  145,000  Hercules Inc.+                            2,157,377        1,276,000
   32,000  MacDermid Inc.                              485,253          731,200
   40,000  Material Sciences Corp.+                    395,697          517,600
   80,000  Omnova Solutions Inc.+                      598,322          322,400
    5,000  Quaker Chemical Corp.                        87,063          116,000
                                                  ------------     ------------
                                                     5,836,860        5,025,100
--------------------------------------------------------------------------------
Telecommunications -- 7.5%
   39,000  AT&T Corp.                                1,325,530        1,018,290
   12,000  BellSouth Corp.                             324,173          310,440
  345,000  Broadwing Inc.+                           3,060,692        1,214,400
   10,000  BT Group plc, ADR                           382,029          313,300
   45,000  CenturyTel Inc.                           1,234,302        1,322,100
  120,000  Citizens Communications
             Co.+                                    1,334,050        1,266,000
   25,000  Deutsche Telekom AG,
             ADR                                       387,294          317,500
    3,000  France Telecom SA, ADR                       76,925           53,310
  200,000  Qwest Communications
             International Inc.+                       665,120        1,000,000
   40,000  SBC Communications Inc.                   1,226,508        1,084,400
  145,000  Sprint Corp. - FON Group                  2,591,280        2,099,600
   14,000  Swisscom AG, ADR                            411,309          399,140
    3,000  Telewest Communications
             plc, ADR+                                 208,019           19,020
   40,000  Verizon Communications
             Inc.                                    1,480,785        1,550,000
                                                  ------------     ------------
                                                    14,708,016       11,967,500
--------------------------------------------------------------------------------
Wireless Communications -- 4.4%
  120,000  AT&T Wireless Services
             Inc.+                                   1,369,734          678,000
   30,000  Leap Wireless
             International Inc.+                         8,400            4,500
  100,000  mm02 plc, ADR+                            1,098,144          715,000
  105,000  Nextel Communications
             Inc., Cl. A+                            1,796,662        1,212,750
   25,000  Price Communications
             Corp.+                                    415,592          345,750
  105,000  Rogers Wireless
             Communications Inc.,
             Cl. B+                                  1,377,637          924,000
   12,500  Rural Cellular Corp., Cl. A+                 31,227           10,625
   90,000  Sprint Corp. - PCS Group+                   763,379          394,200

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
126

--------------------------------------------------------------------------------

                                                                       Market
Shares                                                  Cost            Value
--------------------------------------------------------------------------------
Wireless Communications -- 4.4% (continued)
   49,000  Telephone & Data Systems
             Inc.                                 $  2,034,265     $  2,303,980
   70,000  Western Wireless Corp.,
             Cl. A+                                    462,060          371,000
                                                  ------------     ------------
                                                     9,357,100        6,959,805
--------------------------------------------------------------------------------
           Total Common Stocks                     173,128,764     $157,473,401
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred Stocks -- 0.8%
--------------------------------------------------------------------------------
Broadcasting -- 0.8%
   55,000  News Corp. Ltd., Pfd., ADR                1,839,181        1,245,750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government Obligations -- 0.2%
--------------------------------------------------------------------------------
Principal                                                              Market
Amount                                                  Cost            Value
--------------------------------------------------------------------------------
$ 235,000  U.S. Treasury Bills,
             1.121% to 1.185%++,
             01/02/03 to 03/27/03                 $    234,580     $    234,583
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%                       $175,202,525      158,953,734
--------------------------------------------------------------------------------
Other Assets and Liabilities (Net) -- (0.1)%                           (123,119)
                                                                   -------------
NET ASSETS -- 100.0%                                               $158,830,615
--------------------------------------------------------------------------------
For Federal tax purposes:
Aggregate cost                                                     $178,518,165
                                                                   ============
Gross unrealized appreciation                                      $ 19,063,201
Gross unrealized depreciation                                       (38,627,632)
                                                                   ------------
Net unrealized appreciation/(depreciation)                         $(19,564,431)
                                                                   ============

+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depository Receipt.
CVO - Contingent Value Obligation

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------------

Statement of Assets
and Liabilities
December 31, 2002

ASSETS:
  Investments, at value (Cost $175,202,525)                       $ 158,953,734
  Cash                                                                      224
  Dividends receivable                                                  212,122
  Receivable for Fund shares sold                                         2,132
                                                                  -------------
    Total Assets                                                    159,168,212
                                                                  -------------

LIABILITIES:
  Payable for Fund shares redeemed                                      124,691
  Payable for investment advisory fees                                  137,365
  Other accrued expenses                                                 75,541
                                                                  -------------
    Total Liabilities                                                   337,597
                                                                  -------------
    Net Assets applicable to 13,059,983 shares
      outstanding                                                 $ 158,830,615
                                                                  =============

NET ASSETS CONSIST OF:
  Capital stock, at par value                                            13,060
  Additional paid-in capital                                        181,507,332
  Accumulated net realized loss on investments                       (6,440,986)
  Net unrealized depreciation on investments                        (16,248,791)
                                                                  -------------
    Total Net Assets                                              $ 158,830,615
                                                                  =============
Net Asset Value, offering and redemption
  price per share ($158,830,615 / 13,059,983
  shares outstanding; 500,000,000 shares
  authorized of $0.001 par value)                                 $       12.16
                                                                  =============

Statement of Operations
Year Ended
December 31, 2002

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $26,323)                     $   2,184,565
  Interest                                                              182,643
                                                                  -------------
    Total Investment Income                                           2,367,208
                                                                  -------------

  Expenses:
    Management fees                                                   1,791,956
    Legal and audit fees                                                 56,439
    Custodian fees                                                       45,185
    Directors' fees                                                      23,547
    Shareholder services fees                                            10,703
    Interest expense                                                      1,804
    Miscellaneous expenses                                               74,492
                                                                  -------------
      Total Expenses                                                  2,004,126
                                                                  -------------

  Net Investment Income                                                 363,082
                                                                  -------------

NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
    Net realized loss on investments                                 (4,036,759)
    Net change in unrealized appreciation/
      depreciation on investments                                   (26,863,133)
                                                                  -------------
  Net Realized and Unrealized Loss
    on Investments                                                  (30,899,892)
                                                                  -------------
      NET DECREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                                 $ (30,536,810)
                                                                  =============

                       See notes to financial statements.


--------------------------------------------------------------------------------
128

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                              Year Ended        Year Ended
                                                                            December 31,      December 31,
                                                                                    2002              2001
                                                                           -------------     -------------
Operations:
  Net investment income                                                    $     363,082     $     909,800
  Net realized gain (loss) on investments                                     (4,036,759)        8,204,391
  Net change in unrealized appreciation/depreciation on investments          (26,863,133)       (5,653,661)
                                                                           -------------     -------------
    Net increase (decrease) in net assets resulting from operations          (30,536,810)        3,459,530
                                                                           -------------     -------------

Distributions to shareholders:
  Net investment income                                                         (363,739)         (927,984)
  Net realized gain on investments                                               (66,467)       (9,700,530)
                                                                           -------------     -------------
    Total distributions to shareholders                                         (430,206)      (10,628,514)
                                                                           -------------     -------------

Capital share transactions:
  Net increase (decrease) in net assets from capital share transactions       (3,352,410)       44,449,296
                                                                           -------------     -------------
Net increase (decrease) in net assets                                        (34,319,426)       37,280,312

Net Assets:
Beginning of period                                                          193,150,041       155,869,729
                                                                           -------------     -------------
End of period                                                              $ 158,830,615     $ 193,150,041
                                                                           =============     =============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------------

Notes to Financial Statements
December 31, 2002

---------------
1. Organization
---------------

      The Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's primary objective is growth of capital. The Fund commenced investment operations on May 1, 1995. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. ("Guardian") and other selected insurance companies.

----------------------------------
2. Significant Accounting Policies
----------------------------------

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.

      Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determine such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Securities Transactions and Investment Income.

      Securities transactions are accounted for on the trade date with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders.

      Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing


--------------------------------------------------------------------------------
130

--------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 2002 (Continued)

treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

      For the year ended December 31, 2002, reclassifications were made to increase accumulated net investment income for $657 and increase accumulated net realized loss on investments for $656, with an offsetting adjustment to additional paid-in capital.

      The tax character of distributions paid during the fiscal year ended December 31, 2002 and December 31, 2001 were as follows:

                                                     Year Ended       Year Ended
                                                   December 31,     December 31,
                                                           2002             2001
                                                   ------------     ------------
Distributions paid from:
Ordinary income
(inclusive of short term capital gains)            $    414,298     $  2,709,714
Net long term capital gains                              15,908        7,918,800
                                                   ------------     ------------
  Total distributions paid                         $    430,206     $ 10,628,514
                                                   ============     ============

Provision for Income Taxes.

      The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

   As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

Accumulated capital loss carryforward                              $ (3,125,346)
Net unrealized depreciation                                         (19,564,431)
                                                                   ------------
Total accumulated loss                                             $(22,689,777)
                                                                   ============

      The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2002 of $3,125,346. The capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2010.

-------------------------------------
3. Agreements with Affiliated Parties
-------------------------------------

      Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services LLC (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to PFPC Inc., the Fund's sub-administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and Directors of the Company who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of the Fund's average daily net assets.

-----------------------
4. Portfolio Securities
-----------------------

      Purchases and proceeds from the sales of securities for the year ended December 31, 2002, other than short term securities, aggregated $51,703,094 and $32,882,755, respectively.

-------------------------------
5. Transactions with Affiliates
-------------------------------

      During the year ended December 31, 2002, the Fund paid brokerage commissions of $171,491 to Gabelli & Company, Inc. and its affiliates.

      The cost of calculating the Fund's net asset value per share is a Fund expense pursuant to the Investment Advisory Agreement between the Fund and the Advisor. During fiscal 2002, the Fund reimbursed the Advisor $34,800 in connection with the cost of computing the Fund's net asset value.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------------

Notes to Financial Statements
December 31, 2002 (Continued)

------------------
6. Line of Credit.
------------------

      The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 2002.

      The average daily amount of borrowings outstanding within the year ended December 31, 2002 was $53,230, with a related weighted interest rate of 2.34%. The maximum amount borrowed at any time during the year ended December 31, 2002 was $1,463,000.

-----------------------------
7. Capital Stock Transactions
-----------------------------

      Transactions in shares of capital stock were as follows:

                                              Year Ended                         Year Ended
                                           December 31, 2002                  December 31, 2001
                                           -----------------                  -----------------
                                     Shares            Amount            Shares              Amount
                                     ------            ------            ------              ------
Shares sold                        2,556,216         $ 34,683,501       3,944,400          $58,922,207
Shares issued upon
   reinvestment of dividends          35,582              430,206         745,338           10,628,514
Shares redeemed                   (3,104,668)         (38,466,117)     (1,714,940)         (25,101,425)
                                  ----------         ------------      ----------          -----------
Net increase                        (512,870)        $ (3,352,410)      2,974,798          $44,449,296
                                  ==========         ============      ==========          ===========


--------------------------------------------------------------------------------
132

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                    Year Ended December 31,
                                                            -------------------------------------------------------------------
                                                              2002            2001          2000          1999          1998
                                                            -------------------------------------------------------------------
Operating performance:
  Net asset value, beginning of period .................    $   14.23       $   14.71     $   17.48     $   16.20     $   15.31
                                                            ---------       ---------     ---------     ---------     ---------
  Net investment income ................................         0.03            0.07          0.04          0.02          0.03
  Net realized and unrealized gain (loss) on investments        (2.07)           0.31          0.87          3.15          1.74
                                                            ---------       ---------     ---------     ---------     ---------
  Total from investment operations .....................        (2.04)           0.38          0.91          3.17          1.77
                                                            ---------       ---------     ---------     ---------     ---------

Distributions to shareholders:
  Net investment income ................................        (0.03)          (0.08)        (0.04)        (0.02)        (0.03)
  Net realized gain on investments .....................        (0.00)(b)       (0.78)        (3.64)        (1.87)        (0.85)
                                                            ---------       ---------     ---------     ---------     ---------
  Total distributions ..................................        (0.03)          (0.86)        (3.68)        (1.89)        (0.88)
                                                            ---------       ---------     ---------     ---------     ---------

Net asset value, end of period .........................    $   12.16       $   14.23     $   14.71     $   17.48     $   16.20
                                                            ---------       ---------     ---------     ---------     ---------

Total return + .........................................        (14.3)%           2.6%          5.6%         19.8%         11.7%
                                                            ---------       ---------     ---------     ---------     ---------
Ratios to average net assets and supplemental data:
  Net assets, end of period (in 000's) .................    $ 158,831       $ 193,150     $ 155,870     $ 176,086     $ 155,361
  Ratio of net investment income to average net assets .         0.20%           0.54%         0.18%         0.13%         0.19%
  Ratio of operating expenses to average net assets (a)          1.12%           1.09%         1.09%         1.08%         1.12%
  Portfolio turnover rate ..............................           19%             29%           64%           54%           43%

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The Fund incurred interest expense during the year ended December 31, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.08%.
(b)   Amount represents less than $0.005 per share.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Gabelli Capital Asset Fund
(a series of Gabelli Capital Series Fund, Inc.)

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gabelli Capital Asset Fund (the "Fund") (a series of Gabelli Capital Series Fund, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Capital Asset Fund at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                       /s/ Ernst & Young LLP


New York, New York
February 7, 2003


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

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Gabelli Capital Asset Fund
--------------------------------

Additional Fund Information (Unaudited)

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about Gabelli Capital Series Funds, Inc. Directors and is available without charge, upon request, by writing to Gabelli Capital Series Funds, Inc. at One Corporate Center, Rye, NY 10580.

                                      Number of
                          Term of       Funds
                        Office and     in Fund
 Name, Position(s)       Length of     Complex
     Address(1)            Time      Overseen by     Principal Occupation(s)                       Other Directorships
      And Age            Served(2)     Director       During Past Five Years                         Held by Director
--------------------    ----------   -----------      ----------------------                       -------------------
Mario J. Gabelli        Since 1995        22      Chairman of the Board and Chief       Director of Morgan Group Holdings, Inc.
Director, President                               Executive Officer of Gabelli          (transportation services); Vice Chairman of
and Chief Investment                              Asset Management Inc. and Chief       Lynch Corporation (diversified manufac-
Officer                                           Investment Officer of Gabelli         turing and communication services)
Age: 60                                           Funds, LLC and GAMCO Investors,
                                                  Inc.; Chairman and Chief
                                                  Executive Officer of Lynch
                                                  Interactive Corporation
                                                  (multimedia and services)

Arthur V. Ferrara       Since 1995         9      Formerly, Chairman of the             Director of The Guardian Life Insurance
Director                                          Board and Chief Executive             Company of America; Director of The
Age: 72                                           Officer of The Guardian Life          Guardian Insurance & Annuity Company, Inc.
                                                  Insurance Company of America          Guardian Investor Services Corporation,
                                                  from January 1993 to December         and 5 mutual funds within the Guardian
                                                  1995; President, Chief                Fund Complex
                                                  Executive Officer and a
                                                  Director prior thereto

Karl Otto Pohl          Since 1995        31      Member of the Shareholder             Director of Gabelli Asset Management Inc.
Director                                          Committee of Sal Oppenheim Jr.        (investment management), Zurich Allied
Age: 73                                           & Cie (private investment             (insurance), and TrizecHahn Corp.
                                                  bank); Former President of the        (real estate)
                                                  Deutsche Bundesbank and
                                                  Chairman of its Central Bank
                                                  Council (1980-1991)


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

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---------------------------------------------------
Additional Fund Information (Unaudited) (continued)
---------------------------------------------------

                                      Number of
                          Term of       Funds
                        Office and     in Fund
 Name, Position(s)       Length of     Complex
     Address(1)            Time      Overseen by     Principal Occupation(s)                       Other Directorships
      And Age            Served(2)     Director       During Past Five Years                         Held by Director
--------------------    ----------   -----------      ----------------------                       -------------------
NON-INTERESTED
  DIRECTORS:

Anthony J. Colavita     Since 1995        33      President and Attorney at Law
Director                                          in the law firm of Anthony
Age: 67                                           J. Colavita, P.C.

Anthony R. Pustorino    Since 1995        17      Certified Public Accountant;
Director                                          Professor Emeritus, Pace
Age: 77                                           University

Werner J. Roeder, MD    Since 1995        26      Vice President of Medical
Director                                          Affairs at Lawrence Hospital
Age: 62                                           Center and practicing private
                                                  physician

Anthonie C. van Ekris   Since 1995        18      Managing Director of BALMAC
Director                                          International, Inc.
Age: 68

OFFICERS:

Bruce N. Alpert         Since 1995        --      Executive Vice President and
Vice President and                                Chief Operating Officer of
Treasurer                                         Gabelli Funds, LLC since 1988
Age:51                                            and an officer of all mutual
                                                  funds advised by Gabelli Funds,
                                                  LLC and its affiliates.
                                                  Director and President of
                                                  Gabelli Advisers, Inc.

James E. McKee          Since 1995        --      Vice President, General Counsel
Secretary                                         and Secretary of Gabelli Asset
Age: 39                                           Management Inc. since 1999 and
                                                  GAMCO Investors Inc. since 1993;
                                                  Secretary of all mutual funds
                                                  advised by Gabelli Advisers,
                                                  Inc. and Gabelli Funds, LLC

----------
(1)   Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
(2) Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Amended and Restated By-Laws and Articles of Amendment and Restatement.
(3) "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser. Mr. Ferrara is considered an interested person because of his affiliation with The Guardian Life Insurance Company of America, which is the parent company of the Fund's Manager.


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